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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-47917, 33-39471, 333-67810, 333-60470, and
333-60466) and in the Registration Statements on Form S-3 (Nos. 333-53336, 333-44932, 333-34018, and 333-89885) of Patterson-UTI Energy, Inc. and its
subsidiaries of our report dated January 31, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                         /s/ PricewaterhouseCoopers LLP

Houston, Texas
February 5, 2003